Exhibit 10.3

Reverse Repurchase Agreement

THIS REVERSE REPURCHASE AGREEMENT (the “Agreement”) is made, entered into and effective as of the 31st day of March 2022 by and between A. Michael Stolarski (hereinafter the “Lender”) and SANUWAVE Health, Inc., a Nevada corporation (hereinafter the “Borrower”).

W I T N E S S E T H :

Whereas, IT IS KNOWN THAT the Lender is a member of the Board of Directors of the Borrower.

Whereas, the Board of Directors of the Borrower recognizes that this Agreement is a financing of last resort.

Whereas, the Board of Directors and the management of the Borrower are in agreement that the terms set forth in this Agreement, at the effective date, are more favorable to the Borrower than those that can be obtained from any other known commercial financing source.

Whereas, management of the Borrower has made best efforts to obtain funds at terms better than those of this Agreement.

Whereas, in consideration of the mutual covenants and agreements set forth herein, Lender agrees to make a certain reverse repurchase agreement with the Borrower in accordance with and subject to the terms and conditions hereinafter set forth.

Initial Exchange.

On March 31, 2022, the Lender will wire TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000.00) to the Borrower.

Collateral.

The collateral in this Agreement is 18 UltraMIST systems.

Maturity.

On April 22, 2022, the Borrower will wire TWO HUNDRED FIFTY SIX THOUSAND DOLLARS ($256,000.00) to the Lender. The collateral of this Agreement shall be returned to the Borrower upon payment-in-full.

Counterparts.

This Agreement and the Credit Documents may be executed in one or more duplicate originals which shall, either singly or together, serve to represent one agreement among the parties. This Agreement shall be legally executed and binding if signatures are affixed on separate counterparts, even if all signatures are not on one counterpart. The parties may execute this agreement “by facsimile” which shall create a legally binding agreement.

IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement by and through their respectively duly authorized officers as of the date first above written.

LENDER:

/s/ A. Michael Stolarski
A. MICHAEL STOLARSKI

BORROWER:

SANUWAVE HEALTH, INC.

By:	/s/ Kevin A. Richardson, II
Authorized Officer